Exhibit 25.7

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)

One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

Reynolds Group Holdings Limited
(Exact name of obligor as specified in its charter)

New Zealand (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Reynolds Group Issuer Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1086981 (I.R.S. employer identification no.)

Reynolds Group Issuer LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1087026 (I.R.S. employer identification no.)
Reynolds Group Issuer (Luxembourg) S.A.
(Exact name of obligor as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Whakatane Mill Australia Pty Limited
(Exact name of obligor as specified in its charter)

Australia (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Austria Holding GmbH
(Exact name of obligor as specified in its charter)

Austria (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc GmbH
(Exact name of obligor as specified in its charter)

Austria (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

SIG Combibloc GmbH & Co KG
(Exact name of obligor as specified in its charter)

Austria (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Closure Systems International (Brazil) Sistemas de Vedação Ltda.
(Exact name of obligor as specified in its charter)

Brazil (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Beverages Brasil Ltda.
(Exact name of obligor as specified in its charter)

Brazil (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc do Brasil Ltda.
(Exact name of obligor as specified in its charter)

Brazil (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
CSI Latin American Holdings Corporation
(Exact name of obligor as specified in its charter)

The British Virgin Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Evergreen Packaging Canada Limited
(Exact name of obligor as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Pactiv Canada Inc.
(Exact name of obligor as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
CSI Closure Systems Manufacturing de Centro America,
Sociedad de Responsabilidad Limitada
(Exact name of obligor as specified in its charter)

Costa Rica (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Bakers Choice Products, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	54-1440852 (I.R.S. employer identification no.)
BCP/Graham Holdings L.L.C.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-2076130 (I.R.S. employer identification no.)

Blue Ridge Holding Corp.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-4058526 (I.R.S. employer identification no.)
Blue Ridge Paper Products Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2136509 (I.R.S. employer identification no.)
Closure Systems International Americas, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-4307216 (I.R.S. employer identification no.)
Closure Systems International Holdings Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0710458 (I.R.S. employer identification no.)
Closure Systems International Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1564055 (I.R.S. employer identification no.)

Closure Systems International Packaging Machinery Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1533420 (I.R.S. employer identification no.)
Closure Systems Mexico Holdings LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3242904 (I.R.S. employer identification no.)
CSI Mexico LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3242901 (I.R.S. employer identification no.)
CSI Sales & Technical Services Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0710454 (I.R.S. employer identification no.)
Evergreen Packaging Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-8042663 (I.R.S. employer identification no.)

Evergreen Packaging USA Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0240781 (I.R.S. employer identification no.)
Evergreen Packaging International (US) Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0429774 (I.R.S. employer identification no.)
Graham Packaging Company Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-2076126 (I.R.S. employer identification no.)
GPC Holdings LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-2814255 (I.R.S. employer identification no.)
Pactiv Factoring LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-4402363 (I.R.S. employer identification no.)

Pactiv Germany Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-4423878 (I.R.S. employer identification no.)
Pactiv International Holdings Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0531623 (I.R.S. employer identification no.)
Pactiv LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-2552989 (I.R.S. employer identification no.)
Pactiv Management Company LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-2552989 (I.R.S. employer identification no.)
Pactiv Retirement Administration LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	32-0286913 (I.R.S. employer identification no.)

Pactiv RSA LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-4402361 (I.R.S. employer identification no.)
PCA West Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0254972 (I.R.S. employer identification no.)
Prairie Packaging, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3461752 (I.R.S. employer identification no.)
PWP Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3183918 (I.R.S. employer identification no.)
PWP Industries, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3183917 (I.R.S. employer identification no.)

RenPac Holdings Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-3464426 (I.R.S. employer identification no.)
Reynolds Consumer Products Holdings LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0710450 (I.R.S. employer identification no.)
Reynolds Consumer Products Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0710443 (I.R.S. employer identification no.)
Reynolds Flexible Packaging Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0710437 (I.R.S. employer identification no.)
Reynolds Food Packaging LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1902916 (I.R.S. employer identification no.)

Reynolds Group Holdings Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1086869 (I.R.S. employer identification no.)
Reynolds Manufacturing, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-3412370 (I.R.S. employer identification no.)
Reynolds Packaging Holdings LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0710439 (I.R.S. employer identification no.)
Reynolds Packaging Kama Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3916292 (I.R.S. employer identification no.)
Reynolds Packaging LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1902976 (I.R.S. employer identification no.)

Reynolds Presto Products Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0170620 (I.R.S. employer identification no.)
Reynolds Services Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-0147082 (I.R.S. employer identification no.)
SIG Combibloc Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-1374534 (I.R.S. employer identification no.)
SIG Holding USA, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-2398517 (I.R.S. employer identification no.)
Closure Systems International Deutschland GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Closure Systems International Holdings (Germany) GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Omni-Pac Ekco GmbH Verpackungsmittel
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Omni-Pac GmbH Verpackungsmittel
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Pactiv Deutschland Holdinggesellschaft mbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Beteiligungs GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

SIG Beverages Germany GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Holding GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Systems GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Zerspanungstechnik GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

SIG Euro Holding AG & Co. KGaA
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Information Technology GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG International Services GmbH
(Exact name of obligor as specified in its charter)

Germany (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Asset Holdings Limited
(Exact name of obligor as specified in its charter)

Guernsey (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Closure Systems International (Hong Kong) Limited
(Exact name of obligor as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Evergreen Packaging (Hong Kong) Limited
(Exact name of obligor as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Limited
(Exact name of obligor as specified in its charter)

Hong Kong (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
CSI Hungary Manufacturing and Trading Limited Liability Company Kft.
(Exact name of obligor as specified in its charter)

Hungary (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Closure Systems International Holdings (Japan) KK
(Exact name of obligor as specified in its charter)

Japan (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Closure Systems International Japan, Limited
(Exact name of obligor as specified in its charter)

Japan (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Southern Plastics Inc.
(Exact name of obligor as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	72-0631453 (I.R.S. employer identification no.)
Beverage Packaging Holdings (Luxembourg) I S.A.
(Exact name of obligor as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Beverage Packaging Holdings (Luxembourg) III S.à.r.l.
(Exact name of obligor as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Evergreen Packaging (Luxembourg) S.à.r.l.
(Exact name of obligor as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Bienes Industriales del Norte, S.A. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

CSI en Ensenada, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
CSI en Saltillo, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
CSI Tecniservicio, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Evergreen Packaging Mexico, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Grupo Corporativo Jaguar, S.A. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Grupo CSI de Mexico, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Pactiv Foodservice Mexico, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Pactiv Mexico, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Técnicos de Tapas Innovativas, S.A. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Servicios Industriales Jaguar, S.A. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Servicio Terrestre Jaguar, S.A. de C.V.
(Exact name of obligor as specified in its charter)

Mexico (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Ultra Pac, Inc.
(Exact name of obligor as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	41-1581031 (I.R.S. employer identification no.)
Closure Systems International B.V.
(Exact name of obligor as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Evergreen Packaging International B.V.
(Exact name of obligor as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Reynolds Consumer Products International B.V.
(Exact name of obligor as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Reynolds Packaging International B.V.
(Exact name of obligor as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Newspring Industrial Corp.
(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3256117 (I.R.S. employer identification no.)
Whakatane Mill Limited
(Exact name of obligor as specified in its charter)

New Zealand (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
BRPP, LLC
(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-2206100 (I.R.S. employer identification no.)

Dopaco, Inc.
(Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-2106485 (I.R.S. employer identification no.)
SIG allCap AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Group AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Procurement AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc (Schweiz) AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

SIG Reinag AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Schweizerische Industrie-Gesellschaft AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Technology AG
(Exact name of obligor as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Ltd.
(Exact name of obligor as specified in its charter)

Thailand (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Closure Systems International (UK) Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

IVEX Holdings, Ltd.
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
J. & W. Baldwin (Holdings) Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Kama Europe Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Omni-Pac U.K. Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
Reynolds Consumer Products (UK) Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Reynolds Subco (UK) Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Combibloc Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
SIG Holdings (UK) Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)
The Baldwin Group Limited
(Exact name of obligor as specified in its charter)

United Kingdom (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

c/o Reynolds Group Holdings Limited
Level Nine
148 Quay Street
Auckland 1140 New Zealand
(Address of principal executive offices)	(Zip code)

7.875% Senior Secured Notes due 2019
and Guarantees of 7.875% Senior Secured Notes due 2019
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, N.Y. 10005
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of January, 2012.

THE BANK OF NEW YORK MELLON
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2011, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	6,134,000
Interest-bearing balances	111,418,000
Securities:
Held-to-maturity securities	4,012,000
Available-for-sale securities	68,423,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	5,000
Securities purchased under agreements to resell	717,000
Loans and lease financing receivables:
Loans and leases held for sale	15,000
Loans and leases, net of unearned income	28,969,000
LESS: Allowance for loan and lease losses	373,000
Loans and leases, net of unearned income and allowance	28,596,000
Trading assets	7,535,000
Premises and fixed assets (including capitalized leases)	1,208,000
Other real estate owned	10,000
Investments in unconsolidated subsidiaries and associated companies	977,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,368,000
Other intangible assets	1,655,000

Dollar Amounts In Thousands
Other assets	14,456,000

Total assets	251,529,000

LIABILITIES
Deposits:
In domestic offices	115,751,000
Noninterest-bearing	77,937,000
Interest-bearing	37,814,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	90,304,000
Noninterest-bearing	2,817,000
Interest-bearing	87,487,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	2,157,000
Securities sold under agreements to repurchase	1,012,000
Trading liabilities	7,170,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	3,663,000
Not applicable
Not applicable
Subordinated notes and debentures	3,505,000
Other liabilities	9,746,000

Total liabilities	233,308,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	9,493,000
Retained earnings	7,963,000
Accumulated other comprehensive income	-720,000
Other equity capital components	0
Total bank equity capital	17,871,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	18,221,000

Total liabilities and equity capital	251,529,000

     I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
   Thomas P. Gibbons,
Chief Financial Officer
     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell
Catherine A. Rein	Directors
John P. Surma